Exhibit 10.5

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement, dated as of May 30, 2006 (this “Amendment”), is entered into by and among Vertis, Inc., as a Borrower (“Borrower”), the other Credit Parties signatory hereto, General Electric Capital Corporation, as a Lender and as Agent for Lenders (“Agent”), and the other Lenders.

RECITALS

A.            Borrower, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement, dated as of December 22, 2004, including all annexes, exhibits and schedule thereto (as amended by that certain Limited Consent and Amendment No. 1 to Credit Agreement, dated as of October 3, 2005, that certain Amendment No. 2 to Credit Agreement, dated as of November 22, 2005, and that certain Limited Consent and Amendment No. 3 to Credit Agreement, dated as of December 12, 2005, and as from time to time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B.            Borrower and the other Credit Parties have requested that Agent and Lenders consent to certain amendments to the Credit Agreement as set forth herein in Section 2 in order to increase: (i) the advance rate on Fixed Assets with respect to the calculation of the Borrowing Base; and (ii) the amount of each Lender’s Revolving Loan Commitment.

C.            Borrower, the other Credit Parties, Agent and Lenders are willing to consent to the amendments set forth herein pursuant to, and subject to, the terms and conditions set forth in this Amendment.

D.            This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrower by Lenders, Borrower, the other Credit Parties, Agent and Lenders hereby agree as follows:

1.             Definitions.  Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

2.             Amendments.

2.1.          Section 6.2(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following paragraph:

 “(g)        Non-Real Estate Fixed Asset Appraisal and Real Estate Appraisal.  Upon the election of Agent, which may be made at any time while and so long as a

Default or Event of Default shall be continuing and not more than once per year so long as no Default or Event of Default has occurred and is continuing, Agent may conduct appraisals and audits and obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the fixed assets (excluding real estate) of the Borrower and the other Credit Parties (the “Non-Real Estate Fixed Asset Appraisal”) which reports shall indicate whether or not the relevant information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such appraiser;  provided, that so long as no Default or Event of Default has occurred and is continuing, Borrower’s obligation to reimburse out-of-pocket expenses in respect of any such Non-Real Estate Fixed Asset Appraisal shall not exceed $125,000.  At the request of the Borrower made at any time in the reasonable discretion of Borrower, Agent may conduct appraisals and obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the owned real estate of the Borrower and the other Credit Parties (the “Real Estate Appraisal”) which reports shall indicate whether or not the relevant information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such appraiser.  In addition, for periods beginning on or after January 1, 2007, upon the election of Agent, which may be made at any time while and so long as a Default or Event of Default shall be continuing and not more than once per year so long as no Default or Event of Default is continuing, Agent may conduct a Real Estate Appraisal which report shall satisfy the requirements set forth in the immediately preceding sentence.”

2.2.          Annex A to the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

“Fixed Asset Appraisal shall mean a Non-Real Estate Fixed Asset Appraisal or a Real Estate Appraisal as the case may be and as each of such terms is defined in Section 6.2(g).”

2.3.          Section 1.3(e) of the Credit Agreement is hereby amended by deleting clause (ii) of the proviso at the end of the first sentence of such Section 1.3(e) and replacing it with the following:

“(ii) any Non-Real Estate Fixed Asset Appraisal (as defined in Section 6.2(g) hereof) shall not exceed $125,000.”

2.4.          Section 4.3 of the Credit Agreement is hereby amended by deleting the third sentence of such Section 4.3 and replacing it with the following:

“In addition to the foregoing, each Credit Party shall permit any authorized representatives of Agent to conduct a Fixed Asset Appraisal subject to and upon the terms and conditions set forth in Section 6.2(g) hereof; provided, however, that, so long as no Default or Event of Default has occurred and is continuing, (i)

Agent shall be limited to one (1) Non-Real Estate Fixed Asset Appraisal during each calendar year and, for periods beginning on or after January 1, 2007, one (1) Real Estate Appraisal during each calendar year, and (ii) Borrower’s obligation to reimburse out-of-pocket expenses in respect of any such Non-Real Estate Fixed Asset Appraisal shall not exceed $125,000.”

2.5.          Schedule 1 to Exhibit 6.2(e) to the Credit Agreement is hereby amended by deleting the figure “45%” in the “Advance Rate” line with respect to Fixed Assets appearing on the second page of such Schedule 1 and replacing such figure with “55%”.  Schedule 1 to Exhibit 6.2(e) to the Credit Agreement is hereby further amended by applying the following adjustments to the figure “55%” (as herein amended) in the “Advance Rate” line with respect to Fixed Assets appearing on the second page of such Schedule 1.  Each adjustment will be referred to as a “Step Down” and will occur on the dates detailed in the following table.  The Advance Rate associated with each Step Down will remain in place until the next Step Down.

Step Down	Date	Advance Rate on Fixed Assets
1	March 31, 2007	53%
2	June 30, 2007	50%
3	September 30, 2007	48%
4	December 31, 2007	45%

provided, however, that, if, prior to December 31, 2007, Agent receives a Real Estate Appraisal evidencing an amount of at least $45,000,000 in excess of the Net Book Value (as reported in the most recently delivered Borrowing Base Certificate) of owned real estate of the Borrower and the other Credit Parties, then the Advance Rate on Fixed Assets will immediately revert to 45%; and, provided, further, that, if at any time prior to December 31, 2007 the Maximum Amount is permanently reduced pursuant to the terms of the Credit Agreement (whether in connection with a voluntary reduction, a mandatory reduction or otherwise) to $200,000,000 or less, then the Advance Rate on Fixed Assets will immediately revert to 45%.

2.6.          Schedule 1 to Exhibit 6.2(e) to the Credit Agreement is hereby further amended by:

(a)           deleting the line “Real Estate (Net Book Value)” with respect to Fixed Assets appearing on the second page of such Schedule 1 and replacing such line with the line “Real Estate (the greater of Net Book Value and Fair Market Value)”; and

(b)           inserting the following at the end of such Schedule 1:

“The term “Fair Market Value” for purposes of this Schedule 1 shall mean the value shown with respect to owned real estate of the Borrower and the other Credit Parties in the most recently completed Real Estate Appraisal, if any.”

2.7.          Annex B to the Credit Agreement is hereby amended by:

(a)           deleting the figure “$150,000,000” appearing opposite the name of General Electric Capital Corporation on such Annex B and replacing such figure with “$165,000,000”.  Annex B to the Credit Agreement is hereby further amended by applying the following adjustments to the figure “$165,000,000” (as herein amended) appearing opposite the name of General Electric Capital Corporation on such Annex B.  Each adjustment will be referred to as a “Step Down” and will occur on the dates detailed in the following table.  The Revolving Loan Commitment of General Electric Capital Corporation associated with each Step Down will remain in place until the next Step Down.

Step Down	Date	Revolving Loan Commitment
1	March 31, 2007	$161,250,000
2	June 30, 2007	$157,500,000
3	September 30, 2007	$153,750,000
4	December 31, 2007	$150,000,000

provided, further, that, if, prior to December 31, 2007, Agent receives a Real Estate Appraisal then the Revolving Loan Commitment of General Electric Capital Corporation shall become equal to the lesser of (I) $165,000,000 and (II) the higher of (x) the then otherwise applicable Revolving Loan Commitment determined in accordance with the foregoing Step Down table and (y) an amount equal to (A) $150,000,000 plus (B) 45% of (the Fair Market Value of owned real estate of the Borrower and the other Credit Parties (as reported in the Real Estate Appraisal) minus the Net Book Value of owned real estate of the Borrower and the other Credit Parties (as reported in the most recently delivered Borrowing Base Certificate)), which calculation shall be made each subsequent time that (x) Agent receives a Real Estate Appraisal, (y) a Step Down occurs or (z) the Net Book Value of owned real estate of the Borrower and the other Credit Parties (as reported in the most recently delivered Borrowing Base Certificate) changes and following each such subsequent calculation the Revolving Loan Commitment of General Electric Capital Corporation shall be accordingly adjusted (it being understood and agreed that in no event whatsoever shall the Revolving Loan Commitment of General Electric Capital Corporation exceed $165,000,000); and

(b)           deleting the figure “$50,000,000” appearing opposite the name of Bank of America, N.A. on such Annex B and replacing such figure with “$55,000,000”.  Annex B to the Credit Agreement is hereby further amended by applying the following adjustments to the figure “$55,000,000” (as herein amended) appearing opposite the name of Bank of America, N.A. on such Annex B.  Each adjustment will be referred to as a “Step Down” and will occur on the dates detailed in the following table.  The Revolving Loan Commitment of Bank of America, N.A. associated with each Step Down will remain in place until the next Step Down.

Step Down	Date	Revolving Loan Commitment
1	March 31, 2007	$53,750,000
2	June 30, 2007	$52,500,000
3	September 30, 2007	$51,250,000
4	December 31, 2007	$50,000,000

provided, further, that, if, prior to December 31, 2007, Agent receives a Real Estate Appraisal then the Revolving Loan Commitment of Bank of America, N.A. shall become equal to the lesser of (I) $55,000,000 and (II) the higher of (x) the then otherwise applicable Revolving Loan Commitment determined in accordance with the foregoing Step Down table and (y) an amount equal to (A) $50,000,000 plus (B) 45% of (the Fair Market Value of owned real estate of the Borrower and the other Credit Parties (as reported in the Real Estate Appraisal) minus the Net Book Value of owned real estate of the Borrower and the other Credit Parties (as reported in the most recently delivered Borrowing Base Certificate)), which calculation shall be made each subsequent time that (x) Agent receives a Real Estate Appraisal, (y) a Step Down occurs or (z) the Net Book Value of owned real estate of the Borrower and the other Credit Parties (as reported in the most recently delivered Borrowing Base Certificate) changes and following each such subsequent calculation the Revolving Loan Commitment of Bank of America, N.A. shall be accordingly adjusted (it being understood and agreed that in no event whatsoever shall the Revolving Loan Commitment of Bank of America, N.A. exceed $55,000,000).

3.             Representations and Warranties.  Each of Borrower and each other Credit Party, jointly and severally, hereby represents and warrants to Agent and Lenders that:

3.1.          The execution, delivery and performance by the Borrower and each of the other Credit Parties of this Amendment have been duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the Borrower and each of the other Credit Parties enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.

3.2.          Each of the execution, delivery and performance of this Amendment by Borrower and each Credit Party and the consummation of the transactions contemplated hereby does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws or other constituent documents of Borrower or any Credit Party, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document, including, without limitation, the February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, binding upon or otherwise affecting Borrower or any Credit Party or any property of Borrower or any Credit Party.

3.3.          No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Amendment or the consummation of the transactions contemplated hereby.  In addition, each of Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

4.             Conditions Precedent to Effectiveness.  The effectiveness of the amendments set forth in Section 2 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

4.1.          Amendment.  This Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, Agent and Lenders.

4.2.          No Default.  No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

4.3.          Opinion.  Agent and Lenders shall have received an opinion of counsel to Borrower, Sullivan & Cromwell LLP, with respect to this Amendment, including, without limitation, as to this Amendment and the transactions contemplated hereby not conflicting with any provision of the February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, all in form and substance acceptable to Agent.

4.4.          Notes.  Each Lender shall have received a new Revolving Note in form and substance acceptable to Agent, duly executed by Borrower and reflecting such Lender’s increased Revolving Loan Commitment pursuant to the terms of this Amendment.

4.5.          Amendment Fee.  Borrower shall have paid to the Agent, a nonrefundable amendment fee for the ratable account of the Lenders, in an amount equal to $200,000.

4.6.          Miscellaneous.  Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.

5.             Reference to and Effect Upon the Credit Agreement and other Loan Documents.

5.1.          Full Force and Effect.  Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by all Credit Parties.

5.2.          No Waiver.  The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically provided herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

5.3.          Certain Terms.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

7.             Costs and Expenses.  As provided in the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys’ fees).

8.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

9.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

VERTIS, INC.

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

GENERAL ELECTRIC CAPITAL CORPORATION
as Agent, an L/C Issuer and a Lender

By:	/S/ SANDRA CLAGHORN
Duly Authorized Signatory

BANK OF AMERICA, N.A.
as a Lender

By:	/S/ ROBERT ANCHUNDIA
Name:	Robert Anchundia
Title:	Vice President

The following Persons are signatory to this Amendment in their capacity as Credit Parties and not as Borrowers:

VERTIS HOLDINGS, INC.

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

VERTIS DIGITAL SERVICES LIMITED

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

ENTERON GROUP LLC

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

WEBCRAFT, LLC

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

VERTIS MAILING, LLC

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary

WEBCRAFT CHEMICALS, LLC

By:	/S/ JOHN V. HOWARD, JR.
Name:	John V. Howard, Jr.
Title:	Secretary